   UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 21, 2008

Yi Xin International Copper, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-52682	26-1364740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 1 Guiba Road, Guixi District
Yingtan City, Jiangxi Province
(Address of principal executive offices and Zip Code)

86 701 333 8111
(Registrant's telephone number, including area code)

 (Former name or former address since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with a Share Exchange Transaction and as described in our Current Report on Form 8-K filed August 14, 2008, Amir Heshmatpour  tendered his resignation as a director effective on the tenth day after the mailing of a Schedule 14F-1/A filed in connection with the Share Exchange Transaction.  That resignation became effective on August 21, 2008.

Also in connection with the Share Exchange Transaction and as described in such Current Report,  Fucan Dong, James Qi and Ken Barun were appointed to our Board of Directors effective as of the tenth day after the mailing of a Schedule 14F-1/A.  These appointments became effective on August 14, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YI XIN INTERNATIONAL COPPER, INC.

Date: August 27, 2008	By:	/s/ Linquan Hu
Linquan Hu
Chief Executive Officer

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